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Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350

        In connection with Amendment No. 1 on Form 10-Q/A to the Quarterly Report of Ticketmaster Entertainment, Inc. (the "Company") on Form 10-Q for the quarterly period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Irving Azoff, Chief Executive Officer of the Company, and Brian Regan, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

          1.     The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2009	/s/ IRVING AZOFF Irving Azoff Chief Executive Officer

Date: November 4, 2009	/s/ BRIAN REGAN Brian Regan Executive Vice President and Chief Financial Officer

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  Exhibit 32.1
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350